SEPTEMBER 11, 2018

SUPPLEMENT TO

HARTFORD SCHRODERS FUNDS COMBINED STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED MARCH 1, 2018, AS RESTATED MAY 15, 2018

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)	Effective immediately before the opening of business on July 2, 2018, Hartford Schroders Emerging Markets Debt and Currency Fund was reorganized into Hartford Schroders Emerging Markets Multi-Sector Bond Fund. Accordingly, all references to the “Hartford Schroders Emerging Markets Debt and Currency Fund” and the “Emerging Markets Debt and Currency Fund” are deleted.

(2)	Under the heading “Transfer Agent,” the following is added as a footnote to the table that sets forth the Specified Amount of the transfer agency fee pursuant to the transfer agency agreement:

* Effective November 1, 2018, the Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.